UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009

SAVVIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29375	43-1809960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 SAVVIS Parkway, Town & Country, Missouri	63017
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (314) 628-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) At the 2009 Annual Meeting of Stockholders held on May 19, 2009 (the “Annual Meeting”), the stockholders of SAVVIS, Inc. (the “Company”) approved certain amendments to the Company’s Amended and Restated 2003 Incentive Compensation Plan (the “Plan”), which amendments provide for (i) an increase in the number of shares of common stock available for grant under the Plan by 2,200,000 and (ii) a one-time stock option exchange program that may be implemented at any time prior to December 31, 2009. The amendments are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 4 to the Company’s Amended and Restated 2003 Incentive Compensation Plan.

10.2	Amendment No. 5 to the Company’s Amended and Restated 2003 Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVVIS, INC.

Date: May 22, 2009	By:	/s/ Eugene V. DeFelice
	Name:	Eugene V. DeFelice
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 4 to the Company’s Amended and Restated 2003 Incentive Compensation Plan.

10.2	Amendment No. 5 to the Company’s Amended and Restated 2003 Incentive Compensation Plan.